                                                                   Exhibit 10.18


THESE WARRANTS, AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OR UNLESS THE SAME ARE REGISTERED IN ACCORDANCE WITH SAID ACT, OR IT IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                 Void after 5:00 p.m., New York, New York Time,
                                on April 30, 2009

                          WARRANTS FOR THE PURCHASE OF

            300,000 SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE

                                       OF

                            NORTH COAST ENERGY, INC.

         This Is To Certify That, FOR VALUE RECEIVED, Charles M. Lombardy, Jr., or his successors and permitted assigns ("Holder"), is entitled to purchase, subject to the provision of these Warrants, from North Coast Energy, Inc., a Delaware corporation ("Company"), Three Hundred Thousand (300,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), at One Dollar ($1.00) per share, at any time or from time to time during the period from the date hereof until 5:00 p.m., New York, New York time on April 30, 2009. The number of shares of Common Stock which the Holder is entitled to purchase upon the exercise of each Warrant and the exercise price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price for one (1) Warrant Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

         1.       EXERCISE OF WARRANTS.

         If these Warrants shall be exercised on any day on which banking institutions in the State of New York are authorized or required by law to close, then these Warrants shall be deemed exercised on the next succeeding day which shall not be such a day. These Warrants may be exercised by presentation and surrender hereof to the Company at its principal office (or to the stock transfer agent, if any, of the Company at its office), with the Purchase Form annexed hereto duly executed and accompanied by payment of the aggregate Exercise Price for the number of Warrant Shares specified in such Purchase Form. The aggregate Exercise Price for such Warrant Shares may be tendered to the Company in cash, by certified check or bank draft. Any request for exercise must be accompanied by such investment representations as are reasonably requested by the Company. As soon as practicable after such exercise of a Warrant, but not later than three (3) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, in such denomination or denominations and registered in such name or names as the Holder shall have specified in the Purchase Form; PROVIDED, that if a certificate or certificates for Warrants Shares are to be registered in a name or names other than the name of the Holder, and the transfer of such Warrant Shares is not made pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Holder shall deliver to the Company a legal opinion reasonably satisfactory to the Company to the effect that such transfer is not required to be registered under the Securities Act. If these Warrants should be exercised in part only, the Company shall, upon surrender of these Warrants for cancellation, execute and deliver new Warrants substantially in the form hereof evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares covered by these Warrants. Upon receipt by the Company of these Warrants at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder or its designee shall be

                                                                   Exhibit 10.18



deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder or its designee.

         1A. CONVERSION OF WARRANT. In addition to, and without limiting, the other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant, in whole or in part (but not as to less than 100,000 shares), into Warrant Shares at any time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any exercise price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

               X = Y (A-B)
                        A

      Where    X =      The number of Warrant Shares to be issued to the Holder

                        Y = The number of Warrant Shares purchasable pursuant to this Warrant

                        A = The Fair Market Value of one share of North Coast Common Stock as of the Conversion Date

                        B =   The Exercise Price


         The Conversion Right may be exercised by the Holder in the surrender of this Warrant to the Company at its principal office, together with a written notice specifying that the Holder intends to exercise the Conversion Right and indicating the portion of the Conversion Right being exercised. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the conversion notice (the "Conversion Date"). Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding three (3) days after the Conversion Date. If these Warrants should be converted in part only, the Company shall, upon surrender of these Warrants for cancellation, execute and deliver new Warrants substantially in the form hereof evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares covered by these Warrants.

         The "Fair Market Value" of a share of North Coast Common Stock as of a particular date means the average of the closing sales price for a share of North Coast Common Stock for the ten (10) trading days ending on the date preceding the particular date, and if there were no sales of shares on any one or more of such trading days then the closing sale prices on the ten trading days on which the securities were traded preceding the particular date.

         2. RESERVATION OF SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, for issuance and/or delivery upon exercise of these Warrants, such number of shares of its duly authorized and unissued Common Stock, as shall be required for issuance and delivery of Warrant Shares upon exercise in full of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges.

         3. FRACTIONAL SHARES. No fractional shares of scrip representing fractional shares shall be issued upon the exercise of these Warrants. In lieu of issuing a fraction of a share, the number of Warrant Shares to be received upon any exercise shall be rounded up to the next whole share.

         4. ASSIGNMENT OR LOSS OF WARRANT. These Warrants are assignable without the prior written consent of the Company; provided, however, that except in the case of any assignment by will or the laws of descent and distribution, or gift or transfer to an individual retirement arrangement or trust established by the Holder or an assignment made pursuant to an effective registration statement, any assignee of such Warrants shall provide the Company with such investment representations as the Company may reasonably request and the Holder shall provide the Company with a legal opinion reasonably satisfactory to the Company that such transfer may be effected without registration under the Securities Act. Subject to the Company's receipt of the foregoing, upon surrender of these Warrants to the Company at its principal office or at the office of its stock transfer agent, if any, with an Assignment

                                                                   Exhibit 10.18

form reasonably acceptable to the Company duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge to the assignor or the assignee, execute and deliver a new Warrant or Warrants of like tenor as these Warrants in the name or names of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and these Warrants shall promptly be canceled. If less than all of these Warrants are being assigned, new Warrants of like tenor as these Warrants shall be issued and delivered to the Holder thereof for the portion of these Warrants not being assigned. Not in limitation of the other provisions contained herein, the assignee of these Warrants or any portion thereof shall be entitled to the benefits of Section 7.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of these Warrants, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of these Warrants, if mutilated, the Company will execute and deliver new Warrants of like tenor and date exercisable for an equivalent number of shares of Common Stock.

         5. RIGHTS OF THE HOLDER. The Holder shall not by virtue hereof be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed or incorporated in these Warrants and are not enforceable against the Company except to the extent set forth or incorporated herein.

         6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be adjusted, effective immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such dividend, distribution, subdivision, combination or reclassification, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such dividend, distribution, subdivision, combination or reclassification.

                  (b) Whenever the Exercise Price payable upon exercise of a Warrant is adjusted pursuant to subparagraph (a) above, the number of Warrant Shares purchasable upon exercise of a Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares purchasable immediately prior to any adjustment by the Exercise Price in effect immediately prior to any adjustment and dividing the product so obtained by the Exercise Price as adjusted.

                  (c) The provisions of this Section 6 shall not apply to (i) the issue, sale, distribution or grant of any shares of Common Stock, any rights, warrants or options to subscribe for or purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock to officers, directors or employees of the Company pursuant to a compensation plan that currently exists and has been, or in the future may exist and will be, approved by the stockholders of the Company or (ii) the issuance of shares of Common Stock to officers, directors or employees of the Company upon any exercise of rights, warrants or options, or any conversion or exchange of convertible or exchangeable securities, described in clause (i) above. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (d) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of a Warrant to be mailed to the Holder, at its last address appearing in the Warrant Register (as hereinafter defined), and shall cause a certified copy thereof to be mailed to the Company's stock transfer agent, if any. The Company may retain a firm of nationally recognized independent certified public accountants employed by the Company) to make any

                                                                   Exhibit 10.18


computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (e) In the event that at any time, as a result of an adjustment made pursuant to subparagraphs (a) and (b) above, the Holder of a Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of a Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) and
(b).

                  (f) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of a Warrant, Warrants issued in substitution or replacement of these Warrants may continue to express the same Exercise Price and number and kind of Warrant Shares as are stated in such substituted or replaced Warrants.

                  (g) As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 6, the Company shall take any action which may be necessary in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Warrant Shares which the Holder of these Warrants is entitled to receive upon the exercise thereof.

                  (h) In case of any consolidation or merger to which the Company is a party, other than a consolidation or merger in which the Company is a continuing corporation and which does not result in any reclassification or conversion of, or change in, the outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization") the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter by exercising these Warrants at any time prior to their expiration, to receive (in lieu of the number of shares of Common Stock theretofore deliverable) cash in an amount per share of Common Stock equal to the excess, if any, of (x) the fair market value per share of Common Stock of the consideration received in the Capital Reorganization over (y) the Exercise Price.

         7.       REGISTRATION RIGHTS

                  (a) If at any time the Company shall file with the SEC a registration statement under the Securities Act with respect to a public offering by the Company or its stockholders of any equity securities, other than a registration on Form S-4 or S-8 or any successor form to such forms or filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, and the form of such registration statement may be used under the Securities Act with respect to a public offering of the Warrant Shares acquired by the Holder pursuant to this Agreement, the Company will, at least thirty (30) days prior to filing such registration statement, notify the Holder and its assignees in writing of its intention to make such filing. Upon the written request of the Holder or its assignees given within twenty (20) days after mailing of such notice by the Company in accordance with Section 8(a) hereof, the Company shall, subject to the provisions of this Section 7 use its best efforts to cause to be registered under the Act all the shares acquired or acquirable by the Holder or its assigns pursuant to this Agreement that the Holder and/or its assignees have requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7(a) prior to the effectiveness of such registration without any liability to the Holder or its assignees who would have participated in such registration in the event it had not been terminated or withdrawn by the Company; provided, however, in such event, the Holder and its assigns shall not be deemed to have exercised their right to require the Company to register the Warrant Shares pursuant to this Section 7(a). The Holder or its assigns, in the aggregate, are only entitled to participate in three (3) effective registrations pursuant to this Section 7(a).

                  (b) Upon the receipt by the Company from the Holder(s) of a written request for the registration of all or any portion of the Warrant Shares (exclusive of any request made under Section 7(a)), the Company shall prepare and file a registration statement with the SEC under the Securities Act covering the Warrant Shares which are the subject of the request. The Holder and its assigns, in the aggregate, shall be entitled to only two demand registrations at the expense of the Company under this Section 7(b). In the event that the Holders or its assigns determine for any

                                                                   Exhibit 10.18


reason (other than at the request or recommendation of the Company or an underwriter) not to proceed with a registration of Warrant Shares requested pursuant to this Section 7(b) at any time before the registration statement has been declared effective with the SEC, and such registration statement, if theretofore filed by the SEC, is withdrawn with respect to the Warrant Shares covered thereby, and the Holder or such assignees agrees to reimburse the Company for all fees, costs and expenses incurred by the Company in connection therewith then the Holder or such assignees shall not be deemed to have exercised its rights to require the Company to register Warrant Shares pursuant to this Section 7(b) at the Company's expense. If the Holder or such assignees determines not to proceed with such a registration upon the request or recommendation of the Company or an underwriter, the Holder or its assignee shall not be required to reimburse the Company for its fees, costs and expenses and the Holder or its assignees shall not be deemed to have exercised its rights to require the Company to register Warrant Shares pursuant to this Section 7(b) at the Company's expense.

                  (c) If and whenever one or more Holders of these Warrants and any Warrant Shares have requested pursuant to the provisions of subparagraph (a) or (b) above that the Company effect the registration of all or any portion of the Warrant Shares under the Securities Act, the Company will:

                           (1) prepare  and file  with the SEC at the
earliest practicable date after the request, but not more than 20 days thereafter, the appropriate registration statement with respect to such Warrant Shares and promptly notify the Holders and their assigns of such filing, and use its best efforts to cause such Warrant Shares to be registered and such registration statement to become effective as soon as practicable thereafter, but not later than 60 days after the request (unless the Registration Statement has been selected for review by the SEC), and to remain current and effective for two (2) years or, if less, until all Warrant Shares have been sold or until the date an exemption from registration pursuant to Rule 144(K) or successor rule promulgated under the Securities Act is available for the offer and sale of all of the Warrant Shares. Notwithstanding the foregoing, the Company shall be required only to use reasonable efforts rather than best efforts to satisfy the foregoing requirements if the use of best efforts would cause the Company to incur any extraordinary legal, accounting or other expenses to have the registration statement declared effective that would not be incurred were the Company only to use reasonable efforts.

                           (2) As promptly as practicable, prepare and file with
the SEC such amendments and supplements to such registration statement and to the prospectus contained therein as may be reasonably necessary to keep such registration statement current and effective for such period set forth in subparagraph (1) above, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and promptly notify the Holders and their assigns of such filing.

                           (3) use all  reasonable  efforts to (i)  register or
qualify the Warrant Shares, concurrently with the effectiveness of the registration statement, under the Blue Sky or securities laws of such jurisdictions as such Holders or assigns reasonably requests, and (ii) do any and all other acts an things which may be reasonably necessary or advisable to enable such Holders or assigns to consummate the disposition in such jurisdictions of the Warrant Shares in compliance with such laws; provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any jurisdiction in which it is not otherwise so subject or (z) file any general consent to service of process in any such jurisdiction.

                           (4) furnish to the Holders and assigns who
participate in such registration such number of copies of the registration statement, each amendment and supplement thereto, the preliminary prospectus, the final prospectus and such other documents as such Holders and assigns may reasonably request in order to facilitate the public offering of such Warrant Shares.

                           (5) notify the Holders and assigns who participate
in such registration, promptly after it shall receive notice thereof, (x) of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; (y) of any request by the SEC for amendments or supplements to the registration statement, and (z) of any order issued or threatened by the SEC suspending the effectiveness of such registration statement, or preventing or suspending the use of the prospectus,

                                                                   Exhibit 10.18


provided that, Company will use all reasonable efforts to prevent the issuance of any such order and, if any such order is issued, will use all reasonable efforts to obtain the withdrawal of any such order as soon as practicable.

                           (6) promptly notify any seller or sellers of Warrant
Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of such seller or sellers, prepare and furnish to such seller or sellers a reasonable number of copies of a supplement to or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (7) furnish,  at the  request  of any  Holder or
assigns who participate in such registration, on the date that the registration statement with respect to such Warrant Shares becomes effective, and if required to be given to the underwriters by any underwriting agreement, (i) an opinion, dated such date, of counsel representing the Company for the purpose of such registration, in form and substance given to the underwriters, addressed to the Holder or assigns making such request; and (ii) a copy of the letter from the Company's independent certified public accountants addressed to the underwriters covering such matters as such underwriters requested.

                           (8)  use its best efforts to cause all Warrant
Shares covered by any registration statement or sold pursuant to an exemption from registration under Rule 144(K) or successor rule promulgated under the Securities Act to be listed on each securities exchange or Nasdaq on which similar securities issued by the Company are then listed.

                           (9)  to the extent  permitted by the  Securities
Act, upon the sale of any Warrant Shares covered by any registration statement or pursuant to an exemption from registration under Rule 144(k) or successor rule promulgated under the Securities Act remove all restrictive legends from all certificates or other instruments evidencing such Warrant Shares.

                           (10) otherwise  use its best efforts to comply with
all applicable rules and regulations of the SEC.

                  (d) With respect to any of the registrations requested pursuant to Section 7(a) or 7(b), the Company shall bear all of the following fees, costs, and expenses (collectively "Registration Expenses"): all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel for the Company and all independent accountants for the Company (including fees and expenses of any "comfort letters" or updates thereof), underwriters (excluding discounts and commissions) and other persons retained by the Company, messenger and delivery fees, transfer agent and registrar fees and expenses, and the expenses and fees for any listing of the securities to be registered on each securities exchange Nasdaq on which similar securities issued by the Company are then listed; and expenses and fees incurred in connection with registration or qualification of the Warrant Shares under Blue Sky or securities laws of the jurisdictions specified by the holders thereof pursuant to subparagraph (c)(3) above.

                  (e) (1) The Company will indemnify and hold harmless each Holder or assignee of Warrant Shares participating in a registration pursuant to these provisions, and each broker or any other person acting on behalf of such Holder or assignee and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all loss, claim, damage, liability, cost or expense to which any of the foregoing persons may be subject under the Securities Act or other statute or common law or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by, are based upon, or arise out of any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or any document furnished or prepared by the Company incident to the registration or qualification of the Warrant Shares pursuant to this Section 7, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the

                                                                   Exhibit 10.18


circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or Blue Sky laws applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act such state securities or Blue Sky laws; and shall reimburse such Holder or assignee, such broker or other person acting on behalf of such Holder or assignee, and each controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder or assignee, such broker, such other person acting on behalf of such Holder or assignee, or such controlling person specifically for use in the preparation of such documents.

                           (2) Each  party  entitled  to  indemnification under
this subparagraph (e) (the "Indemnified Party") shall give notice to the party that allegedly is obligated hereunder to indemnify the Indemnified Party (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom: PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have been advised by counsel that actual or potential differing interests or defenses exist or may exist between the Indemnifying Party and the Indemnified Party, in which case such expenses shall be paid by the Indemnifying Party); and PROVIDED FURTHER that the failure of any Indemnified Party to give notice as provided therein shall not relieve the Indemnifying Party of its obligations under this subparagraph (e). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from any liability in respect to such claim or litigation.

                  (f) Notwithstanding anything to the contrary contained herein, the holders of Warrant Shares shall have no registration rights hereunder with respect to any proposed sale of Warrant Shares if an exemption from registration pursuant to Rule 144(k) or successor rule promulgated under the Securities Act is available for the offer and sale of all of the Warrant Shares proposed to be sold.

                  (g) If the total amount of Shares requested by Holder or its assignees to be included in any registration pursuant to the provisions of
Section 7(a) hereof exceeds the amount of securities which the managing underwriter reasonably and in writing believes to be compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Warrant Shares which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all persons other than the Company in proportion to the number of shares each such stockholder requested to be included in the registration and underwriting or in such other proportions among the Holders and assignees only as shall mutually be agreed to by the Holder and its assignees. If the number of Warrant Shares included in the registration statement is less than the number of shares requested by the Holder or its assigns, then such registration shall not be counted among the three registrations permitted under
Section 7(a).

                  (h) It shall be a condition precedent to the obligations of the Company to register the Warrant Shares pursuant to this Agreement that the Holder or its assignees shall furnish to the Company such information regarding themselves, the Shares held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Shares and such other information to the extent it is available as the Company may reasonably request in connection with any registration, qualification or compliance.

                  (i) If the Holder desires to participate in any underwritten offering being made by the Company, the Holder shall enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company. The Holder further agrees, as a condition to participation in the underwritten offering, to agree to a lockup of his shares not included in the offering for such period not to exceed 120 days following the offering as all officers and directors of the Company shall also agree. The Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties and agreements regarding the Warrant Shares owned by the Holder and their intended method of distribution

                                                                   Exhibit 10.18

or any other representation required by law. If the Holder disapproves of the terms of the underwriting he may withdraw therefrom by written notice to the Company and the underwriter's representatives within fifteen days after the form of the underwriting agreement is presented to the Holder and the Holder's Warrant Shares shall be simultaneously withdrawn from registration and the offering and, in such event, the registration shall not constitute one of the three registration rights available to the Holder under Section 7(a).

                  (j) During the period any registration statement that includes the Warrant Shares is effective, the Company may request the Holder to refrain from any sales under the registration statement (the "Suspension") and the Holder agrees to abide by such Suspension. The Company is not obligated to advise the Holder of the reason for the Suspension, nor shall the Holder disclose the existence of the Suspension to any third party. The Company may not request or cause the number of days of any and all Suspensions to exceed 60 days in any twelve-month period. If the Company requests a Suspension, the time periods for registrations to remain effective specified in Section 7(c)(1) shall be extended by a number of days equal to the Suspension period.

         8.       MISCELLANEOUS

                  (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex or cable communication) and shall be effective (i) when personally delivered on a business day during normal business hours at the place of receipt to the party to be given such notice, (ii) on the third business day following the day when deposited, if mailed by certified or registered mail with return receipt requested and postage thereon fully prepaid, (iii) on the business day such notice shall have been sent by telex, telegram, telecopier, cable or similar electronic device, fully prepared. The addressees for such notice shall be:

                  if to the Company, to:

                                    North Coast Energy, Inc.
                                    1933 Case Parkway
                                    Twinsburg, Ohio 44087
                                    Attention: Secretary and General Counsel

                  if to the Holder, to:

                                    Charles M. Lombardy, Jr.
                                    13395 Ledgebrook Lane
                                    Chagrin Falls, Ohio 44022

or at such other address as any of the foregoing parties shall from time to time designate in writing to the other party in accordance herewith.

                  (b) No failure or delay of the Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of these Warrants may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by the Holders and/or assigns holding a majority of the Warrant Shares and/or Warrant covering a majority of the Warrant Shares; PROVIDED, that no amendment, modification or waiver may change the Exercise Price or the number of Warrant Shares subject to purchase upon exercise of each Warrant (including without limitation any adjustments or any provisions with respect to adjustments or the manner of exercise) without the consent in writing of all of the Holders of the Warrants outstanding.

                  (c) All covenants, agreements and provisions of these Warrants by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

                  (d) These Warrants shall be governed by and construed in accordance with the laws of the State of Delaware.

                                                                   Exhibit 10.18

                     [THIS SPACE LEFT BLANK INTENTIONALLY.]

                                                                   Exhibit 10.18




         IN WITNESS WHEREOF, North Coast Energy, Inc. has caused this Warrant to be manually executed by its duly authorized President and attested by its duly authorized Secretary this 30th day of April, 1999.

                                   NORTH COAST ENERGY, INC.


                                   By:      _____________________________
                                            Name:________________________
                                            Title:_______________________


Attest:


--------------------------------

                                                                   Exhibit 10.18

                                  PURCHASE FORM



                                                         Dated:__________,____

         The undersigned hereby irrevocably elects to exercise the within Warrants to the extent of purchasing ____ Warrant Shares and hereby tenders payment of the aggregate Exercise Price therefor by the following means:________________________. Any cash payments to be made in lieu of issuing fractional shares should be payable to the order of the undersigned and delivered at the indicated address.


                          INSTRUCTIONS FOR REGISTRATION


Name________________________________________________
         (Please typewrite or print in block letters)

Address______________________________________________

         Signature_______________________________________